EXHIBIT 10

                         Washington Trust Bancorp, Inc.
                               Third Amendment to
                          The Washington Trust Company
                     Nonqualified Deferred Compensation Plan


A. WHEREAS, The Washington Trust Company (the "Company") maintains The Washington Trust Company Nonqualified Deferred Compensation Plan (the "Plan"), consisting of the Plan document, Adoption Agreement for The Washington Trust Company Nonqualified Deferred Compensation Plan (hereinafter the "Adoption Agreement") and Appendices A, B, C and D thereto, for the benefit of its eligible employees and directors; and

     WHEREAS, the Company desires to amend the Plan; and

     WHEREAS, the Company has reserved the right to amend the Plan by action of its Board of Directors; and

     WHEREAS, the Board of Directors of the Company has authorized the following amendment to the Plan;

     NOW,  THEREFORE,  the Company  hereby  amends the Plan as  follows:
     1. The Adoption Agreement is hereby amended by deleting in Section VIII reference to the "Compensation and Benefits Committee of the Board of Directors of the Company" and replacing it with the "Compensation and Human Resources Committee of the Board of Directors of the Company."

     2. Appendix C is hereby amended by adding the following at the end thereof:
         13. Royce Total Return Fund
         14. Columbia Acorn USA Fund
         15. Barclays Global Investors S&P 500 Stock Fund"


B. The effective date of this Amendment is January 1, 2004.

C. Except as amended above, the Plan remains in full force and effect and is in all other respects ratified and confirmed.

   IN WITNESS WHEREOF, the Company has caused this Amendment to be executed this 1st day of March, 2004.


                                       THE WASHINGTON TRUST COMPANY


                                       By:  John C. Warren
                                            ------------------------------------
                                            John C. Warren
                                            Chairman and Chief Executive Officer